                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 23, 2001, relating to the financial statements and financial statement schedules, which appears in US Oncology, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
May 10, 2001
Houston, Texas